Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Sundance Holdings Inc.
67 Mowat Ave, Suite 418
Toronto, Ontario  M6K 3E3

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of customer contracts in connection with the proposed offering of Beanfield Securitization Issuer, L.P., Series 2025-1 (the “Transaction”). Sundance Holdings Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Jefferies Securities, Inc. (“Jefferies” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 18, 2025, representatives of Jefferies, on behalf of the Company, provided us with (i) a customer contract listing containing, as represented to us by Jefferies, on behalf of the Company, the top 25 customers and their related contracts associated with the Transaction (the “Top 25 Customer Contract Listing”) and (ii) a customer contract listing containing the remaining customer contracts associated with the Transaction (the “Remaining Customer Contract Listing”). At your instruction, we (i) randomly selected one customer contract from each of the customers set forth on the Top 25 Customer Contract Listing  (the “Top 25 Sample Contracts”) and (ii) randomly selected 75 additional customer contracts from the Remaining Customer Contract Listing (the “Random Sample Contracts”).  The Top 25 Sample Contracts and Random Sample Contracts are collectively and hereinafter referred to as the “Sample Contracts.”

Further, on February 20, 2025, at the instruction of Jefferies, on behalf of the Company, we accessed the “Company Website” (https://dealvdr.com/datarooms/beanfieldabs) and obtained a computer-generated customer contract data file and related record layout containing data, as represented to us by the Company, as of the close of business December 1, 2024, with respect to 199,225 customer contracts, including each of the Sample Contracts (the “Statistical Data File”).

Member of Deloitte Touche Tohmatsu Limited

At your instruction, performed certain comparisons and recomputations for each of the Sample Contracts relating to the customer contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Package ID (informational purposes only)	5.	Original term
2.	Product type	6.	Contract start date
3.	Customer name	7.	Remaining term
4.	Monthly revenue

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the internet services agreement, service order, service schedule or any amendments thereto (collectively, the “Service Schedule”) and Characteristic 6. to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

With respect to our comparison of Characteristic 7., we recomputed the remaining term as the greater of (1) the difference between (i) the original term (as set forth on the Service Schedule) and (ii) the number of months between (a) the contract start date (as set forth on the Servicing System Screen Shots) and (b) December 1, 2024 or (2) one.

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 2., for the Sample Contracts indicated in Appendix A, we were unable to ascertain the product type from the Service Schedule. For these Sample Contracts, we were instructed to perform an additional procedure and compare the product type set forth on the Statistical Data File to the product type set forth on the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 4., for the Sample Contracts indicated in Appendix B, we were unable to ascertain the monthly revenue from the Service Schedule. For these Sample Contracts, we were instructed to perform an additional procedure and compare the monthly revenue set forth on the Statistical Data File to the monthly revenue set forth on the Servicing System Screen Shots; and

•
with respect to our comparison of Characteristic 5., for the Sample Contracts indicated in Appendix C, we were unable to ascertain the original term from the Service Schedule. For these Sample Contracts, we were instructed to perform an additional procedure and compare the original term set forth on the Statistical Data File to the original term set forth on the Servicing System Screen Shots.

The customer contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documents, except as indicated in Appendix D.  Supplemental information is contained in Appendix E and Appendix F.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the customer contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the customer contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 25, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 2. for the following Sample Contracts:

11052443P00012A16
11180044P00034755

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Contracts:

11051705P0001EFF8
11052443P00012A16

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 5. for the following Sample Contracts:

11052443P00012A16
11180044P00034755

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in monthly revenue.
2	One difference in original term.
3	One difference in contract start date.
4	Two differences in remaining term.
5	One instance where we were unable to verify the original term.
6	One instance where we were unable to recalculate the remaining term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix D
Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Contract Documents

1	11051705P0001EFF8	Monthly revenue	$1,460.00	$1,500.00
2	11052460P000187D1	Original term	12 months	36 months
3	11059449P0003614C	Contract start date	11/1/2024	6/19/2023
4	11052460P000187D1	Remaining Term	11 months	35 months
4	11059449P0003614C	Remaining Term	11 months	1 month

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2025

Supplemental Information Related to the Findings Set Forth on Appendix D

In applying our agreed-upon procedures as outlined above, we were unable to verify or recalculate (as applicable) the following Characteristics:

Exception Description Number	Sample Contract number	Characteristic not verified

5	11006503P0003571D	Original term
6	11006503P0003571D	Remaining term

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.